LOAN AGREEMENT This Loan Agreement (this “Loan Agreement”) is made on December 31, 2024, by and between AmTrust International Insurance, Ltd., a Bermuda Class 3B Insurance Company (the “Lender”), and Maiden Reinsurance Ltd., a Vermont affiliated reinsurance company (the “Borrower” and, together with the Lender, each a “Party” and collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Carrier SPA (as defined herein). RECITALS 1. The Lender, as reinsured, and the Borrower, as reinsurer are parties to the Amended and Restated Quota Share Reinsurance Agreement, as amended, (the “AR Quota Share”), which was in effect from July 1, 2007 through January 1, 2019 and is currently in run-off. 2. The Borrower has agreed to pay the Lender the sum of $24,259,273 in settlement of a dispute over cessions of ceded uncollected premiums made by the Lender to Borrower in accordance with the terms of this Loan Agreement. 3. This Loan Agreement is subject to the approval or non-disapproval of the Vermont Department of Financial Regulation and is binding on the parties only if such approval or non-disapproval is received pursuant to Section 3.3 herein. NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows: ARTICLE I DEFINTIONS 1.1 Certain Definitions: “Applicable Rate” means the Federal Fund Effective Rate plus One Hundred and Fifty basis points. “Borrower” has the meaning set forth in the preamble hereto. “Business Day” means a day which is not a Saturday, a Sunday or any other day, including public holidays, on which banks in the City of New York are authorized or required by law or executive order to close. “Interest Period” means (i) with respect to the initial Interest Period, the period commencing on the date that this Agreement is executed and ending on the earliest to occur following the date of this Agreement of March 31st, June 30th, September 30th or December 31st and (ii) with respect to all succeeding Interest Periods, the period commencing on the Business Day immediately following the last day of the prior Interest Period and ending on the earliest to occur follow such date of March 31st, June 30th, September 30th or December 31st; provided, however, no Interest Period shall end on a date later than the Maturity Date

2 (in such an instance, the Interest Period shall end on the Business Day prior to the Maturity Date). “Lender” has the meaning set forth in the preamble hereto. “Loan Agreement” has the meaning set forth in the Recitals. “Maturity Date” means December 31, 2032 “Principal Amount” has the meaning set forth in Section 3.1. 1.2 Other Interpretive Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The word “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used herein shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. ARTICLE II PRINCIPAL AND INTEREST 2.1 Principal Amount. As of any applicable date of determination, the Principal Amount shall equal (a) $24,259,273 minus (b) the amount of payments and pre-payments (if any) made by or on behalf of the Borrower from time to time following the date hereof pursuant to Section 2.2. 2.2 Repayment of Principal. The Borrower shall repay the Principal Amount within ten (10) Business Days of the Payment Date set forth in Schedule A herein in the amounts set forth therein, subject to adjustment for pre-payments, if any, by Borrower, at Borrower’s discretion. The Borrower may at any time pre-pay in whole or part the then-current Principal Amount without interest or penalty. 2.3 Interest Rate and Computation.

3 The Principal Amount shall bear interest at a rate per annum equal to the Applicable Rate. All interest hereunder shall be computed daily, on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). 2.4 Interest Payment Dates. All interest accruing during an Interest Period shall be payable within ten (10) Business Days of the end of each Interest Period. 2.5 Offset. Borrower may offset any amount payable hereunder against any amount due and unpaid by Lender, under any agreement between Borrower or an affiliate and Lender or an affiliate, including without limitation, the AR Quota Share, the Quota Share Reinsurance Contract dated April 1, 2011, as amended, between Lender and AmTrust Assicurazioni S.p.A., any other reinsurance agreements between Borrower or affiliates of Borrower and Lender or affiliates of Lender and the Amended and Restated Loan Agreement dated January 1, 2025 with respect to the loan in the amount of $152,377,097 million by Maiden Reinsurance Ltd. as lender, and AmTrust Financial Services, Inc., as borrower. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lender as follows: 3.1 Organization; Power. The Borrower (a) is a corporation, duly organized, validly existing and in good standing under the laws of the State of Vermont and (b) has the power to (i) execute, deliver and perform its obligations under this Loan Agreement and (ii) consummate all of the transactions contemplated hereby. 3.2 Authorization. The execution, delivery and performance by the Borrower of this Loan Agreement (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation in any material respect or the certificate of authority or other constitutive documents of the Borrower, (B) any order or decree of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower or (C) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (b)(i)(C) above or (iii) result in the creation or imposition of any lien upon any property or assets of the Borrower. 3.3 Governmental Approvals. Except for the approval or non-disapproval of the Vermont Department of Financial Regulation (the “Department”), no registration or filing with, or consent or approval of, or action by, any federal, state or other governmental or regulatory authority is or will be required in connection with the execution, delivery and performance

4 by the Borrower of this Agreement. The Borrower shall use its best efforts to promptly submit this Loan Agreement to the Department for approval or non-disapproval and to obtain such approval or non-disapproval. 3.4 Binding Effect. This Loan Agreement has been duly executed and delivered by the Borrower and the Lender and, subject to the approval or non-disapproval of the Department, will constitute a legal, valid and binding obligation of the Borrower and the Lender, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws from time to time in effect affecting the enforcement of creditors’ rights generally. ARTICLE IV MISCELLANEOUS 4.1 Amendments, Waivers and Consents. No amendment or waiver of any provision of this Loan Agreement, and no consent to the departure by the Borrower or the Lender therefrom, shall be effective unless in writing signed by the Lender and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 4.2 Notices. All notices, requests and other communications to any Party hereunder shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, providing proof of delivery, or (d) sent by electronic mail, with delivery confirmed if such confirmation is requested, addressed as follows: If to the Lender, to: AmTrust International Insurance, Ltd. 59 Maiden Lane, 6th Floor New York, NY 10038 Attention: Chief Financial Officer and General Counsel Email: chris.souter@amtrustgroup.com Stephen.ungar@amtrustgroup.com If to the Borrower, to: Maiden Reinsurance Ltd. 159 Bank Street, 4th Floor Burlington, VT 05401 Attention: President and Executive Chairman Email: phaveron@maiden.bm lmetz@maiden.bm or such other persons or addresses as shall be furnished in writing by any Party to the other Party. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time

5 in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication other than email shall be deemed to have been received on the next succeeding Business Day in the place of receipt. 4.3 No Partnership. The parties hereto are independent contractors, and neither party nor its employees or agents will be deemed to be employees or agents of the other for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication. 4.4 Binding Effect; Successors and Assigns. The provisions of this Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no party hereto may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each other party hereto. Except as provided in the preceding sentence, nothing in this Agreement, expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Loan Agreement or any covenants, agreements, representations or provisions contained herein. 4.5 No Waiver; Cumulative Remedies. No failure by any Person to exercise, and no delay by any Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 4.6 Severability. If any provision of this Loan Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Loan Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 4.7 Governing Law; Jurisdiction, Etc. (a) GOVERNING LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTIONS. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK

6 SITTING IN NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AR LOAN AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY ARBITRAL AWARD, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT IN ANY COURT REFERRED TO IN SECTION 4.7(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.2. NOTHING IN THIS AR LOAN AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 4.8 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AR LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 4.9 Counterparts; Integration. This AR Loan Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This AR Loan Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this AR Loan Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

7 4.10 Headings. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. 4.11 Termination. This AR Loan Agreement shall terminate in its entirety upon payment in full of the Principal Amount and all interest payable hereunder. [Signature Pages Follow]

8 IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Loan Agreement as of the date set forth above: MAIDEN REINSURANCE LTD. By:_____________________ Patrick J. Haveron President AMTRUST INTERNATIONAL INSURANCE, LTD. By:_______________________ Stephen Ungar Secretary

SCHEDULE A PAYMENT DATE PRINCIPAL DUE 3/31/2025 $750,000 6/30/2025 $750,000 9/30/2025 $750,000 12/31/2025 $750,000 3/31/2026 $750,000 6/30/2026 $750,000 9/30/2026 $750,000 12/31/2026 $750,000 3/31/2027 $750,000 6/30/2027 $750,000 9/30/2027 $750,000 12/31/2027 $750,000 3/31/2028 $750,000 6/30/2028 $750,000 9/30/2028 $750,000 12/31/2028 $750,000 3/31/2029 $750,000 6/30/2029 $750,000 9/30/2029 $750,000 12/31/2029 $750,000 3/31/2030 $750,000 6/30/2030 $750,000

10 9/30/2030 $750,000 12/31/2030 $750,000 3/31/2031 $750,000 6/30/2031 $750,000 9/30/2031 $750,000 12/31/2031 $750,000 3/31/2032 $750,000 6/30/2032 $750,000 9/30/2032 $750,000 12/31/2032 $1,009,273 10336168_1:13570-00001